UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	April 12, 2007

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, Connecticut	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc.

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment  of Principal Officers

Francis J. Alfano, Chief Executive Officer of the Company will be departing in the near term to pursue other opportunities. Simultaneously with his departure as Chief Executive Officer, Mr. Alfano will also resign from the Board of Directors

ITEM 7.01.   Regulation FD Disclosure

A copy of the Company's press release dated April 12, 2007 is attached hereto as Exhibit 99 and is incorporated into this Item 7.01 by reference.

ITEM 9        Financial Statements and Exhibits

9.01    Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 99 Press Release dated April 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC.
(Registrant)

By:  /s/ J.W. Braukman, III
J.W. Braukman, III, SVP & Chief Financial Officer

April 12, 2007

EXHIBIT INDEX

Exhibit

Exhibit 99    Press Release dated April 12, 2007